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                                                                    EXHIBIT 10.1


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                         MASTER REPURCHASE AGREEMENT

                                    BETWEEN

                    BEAR STEARNS HOME EQUITY TRUST 1996-1

                                      AND

                          FIRSTPLUS FINANCIAL, INC.


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                          Dated as of May 10, 1996


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                             TABLE OF CONTENTS

   DOCUMENT                                                     ITEM NO.
   --------                                                     --------

Master Repurchase Agreement....................................     1

Custody Agreement..............................................     2

Opinion of Ronald M. Bendalin, Esq. ...........................     3



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                                                          [EXECUTION COPY]



                        MASTER REPURCHASE AGREEMENT


                                                  Dated as of May 10, 1996


Between:

BEAR STEARNS HOME EQUITY TRUST 1996-1

and

FIRSTPLUS FINANCIAL, INC.


1.   APPLICABILITY

     From time to time the parties hereto may enter into transactions in which FirstPlus Financial, Inc. (a/k/a Remodelers National Funding and herein referred to as "Seller") agrees to transfer to Bear Stearns Home Equity Trust 1996-1 ("Buyer") Mortgage Loans (as defined herein) against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Mortgage Loans at a date certain or on demand, against the transfer of funds by Seller. Each such transaction shall be referred to herein as a "Transaction" and shall be governed by this Agreement, as the same shall be amended from time to time.

2.   DEFINITIONS

     (a) "Act of Insolvency", with respect to either Buyer or Seller, (i) the commencement by such party as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or such party seeking the appointment of a receiver, trustee, custodian or similar official for such party or any substantial part of its property, or (ii) the commencement of any such case or proceeding against such party, or another seeking such an appointment, or the filing against a party of an application for a protective decree under the provisions of the Securities Investor Protection Act of 1970, which (A) is consented to or not timely contested by such party, (B) results in the entry of an order for relief, such an appointment, the issuance of such a protective decree or the entry of an order having a similar effect, or (C) is not dismissed within 15 days;
(iii) the making by a party of a

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general assignment for the benefit of creditors, or (iv) the admission in writing by a party of such party's inability to pay such party's debts as they become due;

     (b) "Additional Purchased Mortgage Loans", Mortgage Loans provided by Seller to Buyer pursuant to Paragraph 4(a) hereof;

     (c) "Business Day", any day other than a Saturday, Sunday and any day on which banks located in the State of New York are authorized or required to close for business;

     (d) "Buyer's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of a percentage, agreed to by Buyer and Seller prior to entering into the Transaction and specified in the related Request/Confirmation, to the Repurchase Price for such Transaction as of such date;

     (e) "Conventional Mortgage Loan", a Mortgage Loan which is not covered by FHA Insurance;

     (f) "Custodian", the custodian named in the Custody Agreement and any permitted successor thereto;

     (g) "Custody Agreement", the Custody Agreement among Buyer, Seller and the Custodian providing for the custody of records relating to the Purchased Mortgage Loans;

     (h) "Delayed Document Mortgage Loan", the meaning specified in Paragraph 7(b) hereof;

     (i) "FHA", The Federal Housing Administration of HUD and any successor thereto;

     (j) "FHA Insurance", with respect to the Title I Mortgage Loans, the mortgage insurance provided by the FHA pursuant to Title I of the National Housing Act of 1934, as amended;

     (k) "FHA Regulations", the rules, regulations and procedures promulgated by HUD under the National Housing Act of 1934, as amended, relating to Title I property improvement loans and loans pertaining to manufactured homes and related real property, currently found at 24 C.F.R. Parts 201 and 202, together with the "TI Letters" and HUD Handbook 4700.2, as the same may be amended or supplemented from time to time; provided that with respect to the origination or servicing of a Title I Mortgage Loan, such rules and regulations that were in effect at the time the relevant origination or servicing actions occurred;

     (l)  "FNMA", the Federal National Mortgage Association;


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     (m)  "HEL", a home equity loan consisting of a Note secured by a
Mortgage;

     (n) "HIL", a home improvement loan consisting of a Note secured by a Mortgage;

     (o)  "HUD", the Department of Housing and Urban Development;

     (p) "Income", with respect to any Mortgage Loan at any time, any principal thereof then due and payable and all payments of interest and other distributions thereon or proceeds thereof then due and payable;

     (q) "Loan Schedule", a schedule of Mortgage Loans identifying each Mortgage Loan by Seller's loan number, Mortgagor's name and address (including the state and zip code) of the mortgaged property, whether such Mortgage Loan is secured by a first or junior lien (specifying the priority of such junior lien) on the related Mortgaged Property, the loan-to-value ratio if such Mortgage Loan is a HEL, the outstanding principal amount as of a specified date, the initial interest rate borne by such Mortgage Loan, the original principal balance thereof, the current scheduled monthly payment of principal and interest, the maturity of the related Note, the property type, the occupancy status, the appraised value if such Mortgage Loan is a HEL having an original principal balance in excess of $10,000, the original term to maturity, whether the Mortgage Loan is a HEL or a HIL, whether the Mortgage Loan is a Title I Mortgage Loan or a Conventional Mortgage Loan and whether or not the Mortgage Loan (including the related Note) has been modified; PROVIDED, HOWEVER, that the items of information set forth on the Loan Schedule may be expanded or contracted by mutual agreement of Buyer and Seller; and PROVIDED, FURTHER, HOWEVER, that the appraised value for any HEL may be determined from a real estate broker's price opinion or a drive-by appraisal;

     (r)  "Margin Deficit", the meaning specified in Paragraph 4(a) hereof;

     (s) "Market Value", with respect to any Mortgage Loans as of any date, the fair market value of such Mortgage Loans on such date as reasonably determined in good faith by Buyer in accordance with its current practices for determining the fair market value of similar residential loans from time to time and at such times as it may elect in its sole discretion; PROVIDED, HOWEVER, that a Market Value of zero shall be assigned to (i) any Mortgage Loan that has been delinquent for at least eighty-nine (89) days, (ii) any Mortgage Loan that has been subject to this Agreement for more than one hundred and eighty (180) days in aggregate, (iii) any Mortgage Loan with respect to which there is a breach of a representation or warranty made by Seller in this Agreement or the Custody Agreement that materially adversely


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affects Buyer's interests hereunder or (iv) any Delayed Document Mortgage
Loan with respect to which documentation required to be delivered to the Custodian by the Custody Agreement has not been delivered to the Custodian within three (3) Business Days after the related Purchase Date;

     (t) "Mortgage", the mortgage, deed of trust or other instrument creating a first or junior lien on an estate in fee simple interest in real property securing a Note;

     (u)  "Mortgage File", the meaning specified in the Custody Agreement;

     (v)  "Mortgage Loan", a HEL or a HIL, as applicable;

     (w) "Mortgaged Property", the property (real, personal or mixed) encumbered by the Mortgage which secures the Note evidencing a secured Mortgage Loan;

     (x)  "Mortgagor", the obligor on a Note;

     (y) "Note", the Note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan;

     (z) "Price Differential", with respect to any Transaction hereunder as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such Transaction to the Purchase Price for such Transaction on a 360 day per year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the date of determination (reduced by any amount of such Price Differential previously paid by Seller to Buyer with respect to such Transaction);

     (aa) "Pricing Rate", the per annum percentage rate for determination of the Price Differential, which rate shall be specified in the related Request/Confirmation;

     (ab) "Prime Rate", the prime rate of U.S. money center commercial banks as published in THE WALL STREET JOURNAL;

     (ac) "Purchase Date", the date with respect to each Transaction on which Purchased Mortgaged Loans are sold by Seller to Buyer hereunder;

     (ad) "Purchase Price", (i) on the Purchase Date, the price at which Purchased Mortgage Loans are sold by Seller to Buyer hereunder, and (ii) thereafter, such price decreased by the amount of any cash transferred by Seller to Buyer pursuant to Paragraph 4(a) hereof;


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     (ae)  "Purchased Mortgage Loans", the Mortgage Loans sold by Seller to
Buyer in a Transaction hereunder, and any Mortgage Loans substituted therefor in accordance with Paragraph 9 hereof. The term "Purchased Mortgage Loans" with respect to any Transaction at any time also shall include Additional Purchased Mortgage Loans delivered pursuant to Paragraph 4(a);

     (af) "Replacement Mortgage Loans", the meaning specified in Paragraph 11(e)(ii) hereof;

     (ag) "Repurchase Date", the date on which Seller is to repurchase the Purchased Mortgage Loans from Buyer, including any date determined by application of the provisions of Paragraphs 3(e) or 11 hereof;

     (ah) "Repurchase Price", the price at which Purchased Mortgage Loans are to be resold by Buyer to Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price and the Price Differential as of the date of such determination, increased by any amount determined by the application of the provisions of Paragraph 11 hereof;

     (ai) "Request/Confirmation", the request and confirmation substantially in the form of Exhibit A hereto delivered pursuant to Paragraph 3 hereof;

     (aj) "Title I Mortgage Loan", a Mortgage Loan that has been or will be registered by FHA for FHA Insurance under the Title I Program; and

     (ak) "Title I Program", the mortgage insurance program authorized pursuant to the National Housing Act of 1934, as amended.

3.   INITIATION; REQUEST/CONFIRMATION; TERMINATION; TRANSACTIONS OPTIONAL

     (a) Any agreement to enter into a Transaction shall be made in writing at the initiation of Seller. In the event that Seller desires to enter into a Transaction hereunder, Seller shall deliver to Buyer prior to 5:00 p.m., New York City time, on the Business Day prior to the proposed Purchase Date, a Request/Confirmation complete in every respect except for any terms to be completed by Buyer and the signature of an authorized representative of Buyer. Buyer shall, upon its receipt and approval thereof, promptly execute and return the signed Request/Confirmation to Seller.

     (b) The Request/Confirmation shall describe the Purchased Mortgage Loans in a manner satisfactory to Buyer (which may be by attaching a Loan Schedule thereto), identify Buyer and Seller and


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set forth (i) the Purchase Date, (ii) the Purchase Price, (iii) the
Repurchase Date, unless the Transaction is to be terminable on demand, (iv) the Pricing Rate or Repurchase Price applicable to the Transaction, and (v) any additional terms or conditions of the Transaction mutually agreeable to Buyer and Seller.

     (c) Each Request/Confirmation shall be binding upon the parties hereto unless written notice of objection is given by the objecting party to the other party within one (1) Business Day after Buyer has delivered the completed Request/Confirmation to Seller.

     (d) In the event of any conflict between the terms of a Request/Confirmation and this Agreement, such Request/Confirmation shall prevail.

     (e) In the case of Transactions terminable upon demand, such demand shall be made by Buyer or Seller, not later than such time as is customary in accordance with market practice, by telephone or otherwise on or prior to the Business Day immediately preceding the day on which such termination will be effective. On the date specified in such demand, or on the date fixed for termination in the case of Transactions having a fixed term, termination of the Transaction will be effected by resale by Buyer to Seller or its agent of the Purchased Mortgage Loans and any Income in respect thereof received by Buyer (and not previously credited or transferred to, or applied to the obligations of, Seller hereunder) against the transfer of the Repurchase Price to an account of Buyer.

     (f) Notwithstanding any provision of this Agreement or the Custody Agreement to the contrary, the initiation of each Transaction is subject to the approval of Buyer in its sole discretion. Buyer may, in its sole discretion, reject any Mortgage Loan from inclusion in a Transaction hereunder for any reason.

4.   MARGIN MAINTENANCE

     (a) If at any time the aggregate Market Value of all Purchased Mortgage Loans subject to all Transactions hereunder is less than the aggregate Buyer's Margin Amount for all such Transactions (a "Margin Deficit"), then Buyer may by notice to Seller require Seller in such Transactions, at Seller's option, to transfer to Buyer cash or additional Mortgage Loans reasonably acceptable to Buyer ("Additional Purchased Mortgage Loans"), so that the cash and aggregate Market Value of the Purchased Mortgage Loans, including any such Additional Purchased Mortgage Loans, will thereupon equal or exceed such aggregate Buyer's Margin Amount.

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      (b)   If the notice to be given by Buyer to Seller under subparagraph
(a) above is given at or prior to 10:00 a.m. New York city time on a Business Day, Seller shall transfer cash or Additional Purchased Mortgage Loans to Buyer prior the close of business in New York City on the date of such notice, and if such notice is given after 10:00 a.m. New York City time, Seller shall transfer cash or Additional Purchased Mortgage Loans prior to the close of business in New York City on the Business Day following the date of such notice.

      (c) Any cash transferred pursuant to this Paragraph shall be held by Buyer as though it were Additional Purchased Mortgage Loans and, unless Buyer shall otherwise consent, shall not reduce the Repurchase Price of the related Transaction.

5.    INCOME PAYMENTS

      Where a particular Transaction's term extends over an Income payment date on the Mortgage Loans subject to that Transaction, all payments and distributions, whether in cash or in kind, made on or with resect to the Purchased Mortgage Loans shall, unless otherwise mutually agreed by Buyer and Seller and so long as an Event of Default on the part of Seller shall not have occurred and be continuing, be paid directly to Seller by the related Mortgagor. Buyer shall not be obligated to take any action pursuant to the preceding sentence to the extent that such action would result in the creation of a Margin Deficit, unless prior thereto or simultaneously therewith Seller transfers to Buyer at Buyer's option, cash or Additional Purchased Mortgage Loans sufficient to eliminate such Margin Deficit.

6.    SECURITY INTEREST

      Although the parties intend that all Transactions hereunder be sales and purchases and not loans, in the event any such Transactions are deemed to be loans, Seller shall be deemed to have pledged to Buyer as security for the performance by Seller of its obligations under each such Transaction, and shall be deemed to have granted to Buyer a security interest in, all of the Purchased Mortgage Loans with respect to all Transactions hereunder and all proceeds thereof. Seller shall pay all fees and expenses associated with perfecting such security interest including, without limitation, the cost of filing financing statements under the Uniform Commercial Code and recording assignments of mortgage as and when required by Buyer in its sole discretion.

7.    PAYMENT AND TRANSFER

      (a) Unless otherwise mutually agreed, all transfers of funds hereunder shall be in immediately available funds. All Mortgage Loans transferred by one party hereto to the other party


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shall, except as provided in (b) below, be transferred by notice to the
Custodian to the effect that the Custodian is now holding for the benefit of the transferee the related documents and assignment forms delivered to it under the Custody Agreement.

      (b) The parties agree that, with respect to certain Purchased Mortgage Loans (the "Delayed Document Mortgage Loans"), the delivery to the Custodian of documents and assignment forms required by the Custody Agreement may be delayed for a period of not more than three (3) Business Days after the related Purchase Date.

8.    SEGREGATION OF DOCUMENTS RELATING TO PURCHASED MORTGAGE LOANS

      All documents relating to Purchased Mortgage Loans in the possession of Seller shall be segregated on its books and records from other documents and securities in its possession and shall be identified as being subject to this Agreement. Ownership of all Purchased Mortgage Loans shall pass to Buyer and nothing in this Agreement shall preclude Buyer from engaging in repurchase transactions with the Purchased Mortgage Loans or otherwise pledging or hypothecating the Purchased Mortgage Loans, but no such transaction shall relieve Buyer of its obligations to resell and transfer Purchased Mortgage Loans to Seller pursuant to the terms hereof and no such transaction shall have a maturity date later than the Repurchase Date unless such transaction permits the substitution of collateral.

      Buyer hereby grants to Seller the right to perform in Buyer's stead under any repurchase, reverse repurchase, loan or similar transaction in which Buyer has sold, pledged or otherwise transferred the Mortgage Loans, in the event that Buyer has defaulted on its obligations to repurchase or accept redelivery of such Mortgage Loans in conformity with the terms of any such transaction and so long as an Event of Default under this Agreement by Seller shall not have occurred and be continuing. Buyer further acknowledges that each Mortgage Loan identified on a Loan Schedule and included in a Transaction hereunder is unique and identifiable on the date of the related Transaction and that an award of money damages would be insufficient to compensate Seller for the losses and damages incurred by Seller in the event of Buyer's failure to transfer and deliver the Mortgage Loans as provided in Paragraphs 3(e) or 11 hereof.

9.    SUBSTITUTION

      Seller may, subject to agreement with and acceptance by Buyer, substitute other Mortgage Loans for any Purchased Mortgage Loans. Such substitution shall be made by transfer to Buyer of such other Mortgage Loans and transfer to Seller of such


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Purchased Mortgage Loans. After substitution, the substituted Mortgage Loans shall be deemed to be Purchased Mortgage Loans.

10.   REPRESENTATIONS, WARRANTIES AND COVENANTS

      (a) Buyer and Seller each represents and warrants, and shall on and as of the Purchase Date of any Transaction be deemed to represent and warrant, to the other that:

            (i) it is duly authorized to execute and deliver this Agreement, to enter into the Transactions contemplated hereunder and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance;

            (ii) it will engage in such Transactions as principal (or, if agreed in writing in advance of any Transaction by the other party hereto, as agent for a disclosed principal);

            (iii) the person signing this Agreement on its behalf is duly authorized to do so on its behalf (or on behalf of any such disclosed principal);

            (iv) it has obtained all authorizations of any governmental body required in connection with this Agreement and the Transactions hereunder and such authorizations are in full force and effect; and

            (v) the execution, delivery and performance of this Agreement and the Transactions hereunder will not violate any law, ordinance, charter, by-law or rule applicable to it or any agreement by which it is bound or by which any of its assets are affected.

      (b) Seller represents and warrants to Buyer, and shall on and as of the Purchase Date of any Transaction be deemed to represent and warrant, as follows:

            (i) The documents disclosed by Seller to Buyer pursuant to this Agreement are either original documents or genuine and true copies thereof;

            (ii) Seller is a separate and independent corporate entity from the Custodian, Seller does not own a controlling interest in the Custodian either directly or through affiliates and no director or officer of Seller is also a director or officer of the Custodian;

            (iii) None of the Purchase Price for any Mortgage Loan will be used either directly or indirectly to acquire any security, as that term is defined in Regulation T of the Regulations of the Board of Governors of the Federal Reserve

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      System, and Seller has not taken any action that might cause any
      Transaction to violate any regulation of the Federal Reserve Board;

            (iv) Each Mortgage Loan was underwritten in accordance with the written underwriting standards of Seller furnished by Seller to Buyer, and no change to such underwriting standards has occurred since the date of the last written revision to such standards was furnished to Buyer by Seller;

            (v) Seller shall be at the time it transfers to Buyer any Mortgage Loans for any Transaction the legal and beneficial owner of such Mortgage Loans, free of any lien, security interest, option or encumbrance; and

            (vi) Seller used no selection procedures that identified the Mortgage Loans relating to a Transaction as being less desirable or valuable than other comparable assets in Seller's portfolio on the related Purchase Date.

      (c) Seller makes the representations and warranties set forth at Exhibit B with respect to the Mortgage Loans as of the related Purchase Date.

      (d) Seller covenants with Buyer, from and after the date hereof, as follows:

            (i) Seller shall immediately notify Buyer if an Event of Default shall have occurred;

            (ii) Seller shall deliver to Buyer a current Loan Schedule with respect to all Mortgage Loans subject to this Agreement with such frequency as Buyer may reasonably require;

            (iii) No Mortgage Loan shall be subject to this Agreement for more than one hundred and eighty (180) days in aggregate;

            (iv) The documents required to be delivered to the Custodian for each Purchased Mortgage Loan under the Custody Agreement shall, with respect to any Delayed document Mortgage Loan, be so delivered not later than three (3) Business Days after the related Purchase Date; and

            (v) The aggregate Purchase Price paid for all Delayed Document Mortgage Loans subject to this Agreement for which the documents required to be delivered to the Custodian under the Custody Agreement have not been so delivered shall not exceed 10% of the aggregate Purchase Price for all Purchased Mortgage Loans subject to this Agreement.

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11.  EVENTS OF DEFAULT; EVENT OF TERMINATION

     (a) The following events shall constitute events of default (each an "Event of Default") hereunder with respect to Buyer or Seller, as applicable:

          (i) Seller fails to repurchase or Buyer fails to transfer Purchased Mortgage Loans upon the applicable Repurchase Date pursuant to the terms hereof;

          (ii) Seller or Buyer fails, after one (1) Business Day's notice, to comply with Paragraph 4 hereof;

          (iii) An Act of Insolvency occurs with respect to Seller or Buyer or any controlling entity thereof;

          (iv) Any representation or warranty made by Seller or Buyer shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated; PROVIDED, HOWEVER, that in the case of representations and warranties made with respect to the Purchased Mortgage Loans, such circumstance shall not constitute an Event of Default if, after determining the Market Value of the Purchased Mortgage Loans without taking into account the Purchased Mortgage Loans with respect to which such circumstance has occurred, no other Event of Default shall have occurred and be continuing;

          (v) Any covenant shall have been breached in any material respect; PROVIDED, HOWEVER, that in the case of covenants made with respect to the Purchased Mortgage Loans, such circumstance shall not constitute an Event of Default if, after determining the Market Value of the Purchased Mortgage Loans without taking into account the Purchased Mortgage Loans with respect to which such circumstance has occurred, no other Event of Default shall have occurred and be continuing;

          (vi) Buyer shall have reasonably determined that Seller is or will be unable to meet its commitments under this Agreement, shall have notified Seller of such determination and Seller shall not have responded with appropriate information to the contrary to the satisfaction of Buyer within twenty-four (24) hours;

          (vii) This Agreement shall for any reason cease to create a valid, first priority security interest in any of the Purchased Mortgage Loans purported to be covered hereby;

          (viii) A final judgment by any competent court in the United States of America for the payment of money in an amount of at least $100,000 is rendered against Seller, and

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     the same remains undischarged for a period of sixty (60) days during which execution of such judgment is not effectively stayed;

          (ix) Any event of default or any event which with notice, the passage of time or both shall constitute an event of default shall occur and be continuing under any repurchase or other financing agreement for borrowed funds or indenture for borrowed funds by which Seller is bound or affected shall occur and be continuing;

          (x) In the reasonable judgment of Buyer a material adverse change shall have occurred in the business, operations, properties, prospects or condition (financial or otherwise) of Seller;

          (xi) Seller shall be in default with respect to any normal and customary covenants under any debt contract or agreement, any servicing agreement or any lease to which it is a party, which default could materially adversely affect the financial condition of Seller (which covenants include, but are not limited to, an Act of Insolvency of Seller or the failure of Seller to make required payments under such contract or agreement as they become due);

          (xii) Seller shall fail to promptly notify Buyer of (i) the acceleration of any debt obligation or the termination of any credit facility with respect to which Seller is the debtor and involving an amount in excess of $1,000,000 (each a "Debt Obligation"); (ii) the amount and maturity of any such Debt Obligation assumed after the date hereof; (iii) the filing of any class action law suit naming Seller as a defendant or respondent; (iv) the filing of any law suit with an amount in controversy in excess of $1,000,000 naming Seller as a defendant or respondent; (v) the occurrence adverse developments with respect to existing litigation involving Seller; and (vi) any other developments which might materially and adversely affect the financial condition of Seller; or

          (xiii) Seller shall have failed to comply in any material respect with its obligations under the Custody Agreement.

     (b) If an Event of Default shall have occurred and be continuing, then, at the option of the nondefaulting party, exercised by written notice to the defaulting party (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Act of Insolvency), the Repurchase Date for each Transaction hereunder shall be deemed immediately to occur.

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     (c)  In all Transactions in which the defaulting party is Seller, if
Buyer is deemed to have exercised the option referred to in subparagraph (b) of this Paragraph, (i) Seller's obligations hereunder to repurchase all Purchased Mortgage Loans in such Transactions shall thereupon become immediately due and payable, (ii) to the extent permitted by applicable law, the Repurchase Price with respect to each such Transaction shall be increased by the aggregate amount obtained by daily application of (x) the greater of the Pricing Rate for such Transaction and the Prime Rate to (y) the Repurchase Price for such Transaction as of the Repurchase Date as determined pursuant to subparagraph (b) of this Paragraph (decreased as of any day by (A) any amounts retained by Buyer with respect to such Repurchase Price pursuant to clause (iii) of this subparagraph, (B) any proceeds from the sale of Purchased Mortgage Loans pursuant to subparagraph (e)(i) of this Paragraph, and (C) any amounts credited to the account of Seller pursuant to subparagraph (f) of this Paragraph) on a 360 day per year basis for the actual number of days during the period from and including the date of the Event of Default giving rise to such option to but excluding the date of payment of the Repurchase Price as so increased, (iii) all Income paid after such exercise or deemed exercise shall be payable to and retained by Buyer applied to the aggregate unpaid Repurchase Prices owed by Seller, and (iv) Seller shall immediately deliver or cause the Custodian to deliver to Buyer any documents relating to Purchased Mortgage Loans subject to such Transactions then in Seller's possession.

     (d) In all Transactions in which the defaulting party is Buyer, upon tender by Seller of payment of the aggregate Repurchase Prices for all such Transactions, Buyer's right, title and interest in all Purchased Mortgage Loans subject to such Transactions shall be deemed transferred to Seller, and Buyer shall deliver or cause the Custodian to deliver all documents relating to such Purchased Mortgage Loans to Seller.

     (e) After one (1) Business Day's notice to the defaulting party (which notice need not be given if an Act of Insolvency shall have occurred, and which may be the notice given under subparagraph (b) of this Paragraph or the notice referred to in clause (ii) of the first sentence of subparagraph (a) of this Paragraph), the nondefaulting party may:

          (i)  as to Transactions in which the defaulting party is Seller,
     (A) immediately sell on a servicing released or servicing retained basis as Buyer deems desirable, in a recognized market at such price or prices as Buyer may in its sole discretion deem satisfactory, and or all Purchased Mortgage Loans subject to such Transactions and apply the proceeds thereof to the aggregate unpaid Repurchase Prices and any other amounts owing by Seller hereunder or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Mortgage Loans, to give Seller credit for such Purchased Mortgage Loans in an amount equal to the Market Value therefor on such date against the aggregate unpaid Repurchase Prices and any other amounts owing by Seller hereunder; and

          (ii)  as to Transactions in which the defaulting party is Buyer,
     (A) purchase mortgage loans of substantially the same type ("Replacement Mortgage Loans") having substantially the same outstanding principal amount, maturity and interest rate as any Purchased Mortgage Loans that are not transferred by Buyer to Seller as required hereunder or (B) in its sole discretion elect, in lieu of purchasing Replacement Mortgage Loans, to be deemed to have purchased Replacement Mortgage Loans at the price therefor on such date, calculated as the average of the prices obtained from three (3) nationally recognized registered broker/dealers that buy and sell mortgage loans of substantially the same type in the secondary market.

     (f) As to Transactions in which the defaulting party is Buyer, Buyer shall be liable to Seller (i) with respect to Purchased Mortgage Loans (other than Additional Purchased Mortgage Loans), for any excess of the price paid (or deemed paid) by Seller for Replacement Mortgage Loans therefor over the Repurchase Price for such Purchased Mortgage Loans and (ii) with respect to Additional Purchased Mortgage Loans, for the price paid (or deemed paid) by Seller for the Replacement Mortgage Loans therefor. In addition, Buyer shall be liable to Seller for interest on such remaining liability with respect to each such purchase (or deemed purchase) of Replacement Mortgage Loans from the date of such purchase (or deemed purchase) until paid in full by Buyer. Such interest shall be at a rate equal to the greater of the Pricing Rate for such Transaction or the Prime Rate.

     (g) For purposes of this Paragraph 11, the Repurchase Price for each Transaction hereunder in respect of which the defaulting party is Buyer shall not increase above the amount of such Repurchase Price for such Transaction determined as of the date of the exercise or deemed exercise by Seller of its option under subparagraph (b) of this Paragraph.

     (h) The defaulting party shall be liable to the nondefaulting party for the amount of all reasonable legal or other expenses incurred by the nondefaulting party in connection with or as a consequence of an Event of Default, together with interest thereon at a rate equal to the greater of the Pricing Rate for the relevant Transaction or the Prime Rate. Expenses incurred in connection with an Event of Default shall include without limitation those costs and expenses incurred by the nondefaulting party as a result of the early termination of any repurchase agreement or reverse repurchase agreement entered into by the nondefaulting party in connection with the Transaction then in default.

     (i) The nondefaulting party shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or applicable law.

     (j) At the option of Buyer, exercised by one (1) Business Day's prior written notice to Seller, the Repurchase Date for any or all Transactions shall be deemed to immediately occur in the event that the senior debt obligations or short-term debt obligations of Bear Stearns & Co. Inc. shall be rated below the four highest generic grades (without regard to any pluses or minuses reflecting gradations within such generic grades) by any nationally recognized statistical rating organization.

     (k) The exercise by any party of remedies after the occurrence of an Event of Default shall be conducted in a commercially reasonable manner.

12.  SERVICING OF THE PURCHASED MORTGAGE LOANS

     (a) The parties hereto agree and acknowledge that, notwithstanding the purchase and sale of the Purchased Mortgage Loans contemplated hereby, Seller shall service the Purchased Mortgage Loans for the benefit of Buyer and, if Buyer shall exercise its rights to sell the Purchased Mortgage Loans pursuant to this Agreement prior to the related Repurchase Date, Buyer's assigns; PROVIDED, HOWEVER, that the obligation of Seller to service Purchased Mortgage Loans for the benefit of Buyer as aforesaid shall cease upon the payment to Buyer of the Repurchase Price therefor.

     (b) Seller shall service and administer the Purchased Mortgage Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing which Seller may deem necessary or desirable and consistent with the terms of this Agreement, and shall retain all principal prepayments and Income received by Seller with respect to such Purchased Mortgage Loans pursuant to the terms hereof. Seller shall act as the administrator of the FHA Insurance relating to the Title I Mortgage Loans and any insurance claims made under the Title I Program. Seller, in administering and servicing the Purchased Mortgage Loans, shall employ procedures (including collection procedures) and exercise the same care it customarily employs and exercises in servicing and administering the same type of mortgage loans for its own account, in accordance with accepted residential mortgage loan servicing practices of prudent lending institutions and giving due consideration to Buyer's reliance on Seller. Seller will provide Buyer with monthly reports, in a form substantially similar to FNMA's standard form or remittance report and reasonably acceptable to Buyer, with respect to all Purchased Mortgage Loans then involved in any Transaction hereunder.

     (c) Buyer may, in its sole discretion if an Event of Default shall have occurred and be continuing, without payment of any termination fee or any other amount to Seller, (i) sell the Mortgage Loans on a servicing released basis or (ii) terminate Seller as the servicer of the Purchased Mortgage Loans with or without cause.

13.  SINGLE AGREEMENT

     Buyer and Seller acknowledge that, and have entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, each of Buyer and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and (iii) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

14.  NOTICES AND OTHER COMMUNICATIONS

     Except as otherwise expressly provided herein, all such notices or communications shall be in writing (including, without limitation, telegraphic, facsimile or telex communication) or confirmed in writing and such notices and other communications shall, when mailed, telegraphed, communicated by facsimile transmission or telexed, be effective when received at the address for notices for the party to whom such notice or communications is to be given as follows:

     if to Seller:

          FirstPlus Financial, Inc.
          1250 Mockingbird Lane
          Dallas, Texas 75247-4902
          Attention:  Eric Green
                      Chief Financial Officer
          Telephone:  (214) 583-4503
          Telecopy:   (214) 583-4901
          with a copy at the same address to:
          Attention:  General Counsel
          Telephone:  (214) 583-3700
          Telecopy:   (214) 583-3737

     if to Buyer:

          Bear Stearns Home Equity Trust 1996-1
          c/o Bear Stearns Mortgage Capital Corporation
          245 Park Avenue
          New York, New York 10167
          Attn:  John Garzone
          Telephone:  (212) 272-3853
          Telecopy:   (212) 272-7803

Notwithstanding the foregoing, however, any notice sent by facsimile transmission shall be deemed to be received when transmitted so long as the transmitting machine has provided an electronic confirmation of such transmission, and PROVIDED FURTHER, HOWEVER, that all financial statements delivered shall be hand-delivered or sent by first-class mail. Either party may revise any information relating to it by notice in writing to the other party, which notice shall be effective on the third business day following receipt thereof.

15.  PAYMENT OF EXPENSES

     Seller shall pay on demand all reasonable fees and expenses (including, without limitation, the fees and expenses for legal services of any kind whatsoever) incurred by Buyer or the Custodian in connection with this Agreement and the Custody Agreement and the transactions contemplated hereby and thereby, whether or not any Transactions are entered into hereunder, including, by way of illustration and not by way of limitation, the fees and expenses incurred in connection with (i) the preparation, reproduction and distribution of this Agreement and the Custody Agreement and any opinions of counsel, certificates of officers or other documents contemplated by the aforementioned agreements and (ii) any Transaction under this Agreement; PROVIDED, HOWEVER, that Seller shall not be required to pay the fees and expenses of Buyer incurred as a result of Buyer's default under this Agreement. The obligation of Seller to pay such fees and expenses incurred prior to or in connection with the termination of this Agreement shall survive the termination of this Agreement.

16.  OPINIONS OF COUNSEL

     Seller shall, on the Purchase Date of the first Transaction hereunder and, upon the request of Buyer, on the Purchase Date of any subsequent Transaction, cause to be delivered to Buyer, with reliance thereon permitted as to any person or entity that purchases the Mortgage Loans from Buyer in a repurchase transaction, a favorable opinion of counsel with respect to the matters set forth in Exhibit C hereto, in form and substance acceptable to Buyer and its counsel.

17.  FURTHER ASSURANCES; ADDITIONAL INFORMATION

     (a) Seller shall promptly provide such further assurances or agreements as Buyer may request in order to effect the purposes of this Agreement.

     (b) At any reasonable time, Seller shall permit Buyer, its agents or attorneys, to inspect and copy any and all documents and data in its possession pertaining to each Purchased Mortgage Loan that is the subject of such Transaction. Such inspection shall occur upon the request of Buyer at a mutually agreeable location during regular business hours and on a date not more than two (2) Business Days after the date of such request.

     (c) Seller agrees to provide Buyer or its agents, from time to time, with such information concerning Seller of a financial or operational nature as Buyer may reasonably request.

     (d) Seller shall provide Buyer or its agents, with copies of all filings made by or on behalf of Seller or any entity that controls Seller, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, promptly upon making such filings.

18.  BUYER AS ATTORNEY-IN-FACT

     Buyer is hereby appointed the attorney-in-fact of Seller for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments that Buyer may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Buyer shall have the right and power during the occurrence and continuation of any Event of Default to receive, endorse and collect all checks made payable to the order of Seller representing any payment on account of the principal of or interest on any of the Purchased Mortgage Loans and to give full discharge for the same.

19.  APPOINTMENT OF AGENT

     Buyer hereby appoints Bear Stearns Mortgage Capital Corporation as its agent for purposes of issuing Requests/Confirmations, determining Market Value, exercising Buyer's rights under any margin maintenance provision of this Agreement and such other purposes as Buyer may direct. The appointment of such agent shall not relieve Buyer of its obligations hereunder.

20.   WIRE INSTRUCTIONS

      (a) Any amounts to be transferred by Buyer to Seller hereunder shall be sent by wire transfer in immediately available funds to the account of Seller identified in the Request/Confirmation for the related Transaction.

      (b) Any amounts to be transferred by Seller to Buyer hereunder shall be sent by wire transfer in immediately available funds to the account of Buyer at:

            FNB Chicago/Bear Stearns MBS
            ABA #:   071-000-013
            Attn.:   John Garzone
            Acct.:   5801230

      (c) Amounts received after 3:00 p.m., New York City time, on any Business Day shall be deemed to have been paid and received on the next succeeding Business Day.

21.   ENTIRE AGREEMENT; SEVERABILITY

      This Agreement shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

22.   NON-ASSIGNABILITY; TERMINATION

      (a) The rights and obligations of the parties under this Agreement and under any Transaction shall not be assigned by either party without the prior written consent of the other party. Subject to the foregoing, this Agreement any any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

      (b) This Agreement and all Transactions outstanding hereunder shall terminate automatically without any requirement for notice on the date occurring three hundred and sixty-four (364) days after the date as of which this Agreement is entered into; provided, however, that this agreement and any Transaction outstanding hereunder may be extended by mutual agreement of Buyer and Seller; and provided further, however, that no such party shall be obligated to agree to such an extension.

23.   COUNTERPARTS

      This Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

24.   GOVERNING LAW

      This Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of law principles thereof.

25.   NO WAIVERS, ETC.

      No express or implied waiver of any Event of Devault by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto. Without limitation on any of the foregoing, the failure to give a notice pursuant to subparagraph 4(a) hereof will not constitute a waiver of any right to do so at a later date.

26.   USE OF EMPLOYEE PLAN ASSETS

      (a) If assets of an employee benefit plan subject to any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") are intended to be used by either party hereto (the "Plan Party") in a Transaction, the Plan Party shall so notify the other party prior to the Transaction. The Plan Party shall represent in writing to the other party that the Transaction does not constitute a prohibited transaction under ERISA or is otherwise exempt therefrom, and the other party may proceed in reliance thereon but shall not be required so to proceed.

      (b) Subject to the last sentence of subparagraph (a) of this Paragraph, any such Transaction shall proceed only if Seller furnishes or has furnished to Buyer its most recent available audited statement of its financial condition and its most recent subsequent unaudited statement of its financial condition.

      (c) By entering into a Transaction pursuant to this Paragraph, Seller shall be deemed (i) to represent to Buyer that since the date of Seller's latest such financial statements, there has been no material adverse change in Seller's financial condition which Seller has not disclosed to Buyer, and
(ii) to agree to provide Buyer with future audited and unaudited statements of its financial condition as they are issued, so long as it is a Seller in any outstanding Transaction involving a Plan Party.

23.   INTENT

      (a) The parties intend and acknowledge that each Transaction is a "repurchase agreement" as that term is defined in Section 101 of Title 11 of the United States Code, as amended (except insofar as the type of Mortgage Loans subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a "securities contract" as that term is defined in Section 741 of Title 11 of the United States Code, as amended.

      (b) It is understood that either party's right to liquidate Mortgage Loans delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Paragraph 11 hereof, is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the United States Code, as amended.

28.   LIMITED ROLE OF TRUSTEE; SUCCESSOR TRUSTEE

      (a) The execution and delivery of this Agreement by the undersigned Trustee is solely and strictly in its capacity as Trustee under that certain Trust Agreement dated as of March 29, 1996 (the "Trust Agreement") by and between State Street Bank and Trust Company of California, N.A., as Trustee (the "Trustee") and Bear Stearns Mortgage Capital Corporation, as Depositor (the "Depositor"), and not individually, and has been undertaken at the direction of the Depositor pursuant to the terms of the Trust Agreement. It is hereby expressly acknowledged that any obligations, liabilities, covenants, duties, representations and warranties hereunder are those of Buyer only and not of the Trustee. There shall be no individual or corporate liability against or on the part of the Trustee (or any of its officers, directors or employees) under this Agreement, and there shall be no recourse against the Trustee in its individual or corporate capacity (or any of its directors, officers or employees) or against any of its properties or assets, for recovery of or as a result of any claim, debt, liability or obligation (whether of payment or performance) of or against Buyer under or pursuant to this Agreement (whether arising out of or relating to any covenant, agreement, representation or warranty, or otherwise). Recourse against Buyer for any claims, liabilities, debts or obligations under this Agreement is limited to the assets and properties of the trust established by the Trust Agreement.

      (b) With regard to Section 22(a) hereof, FirstPlus Financial, Inc. hereby acknowledges and consents that any and all rights and remedies of Buyer under this Agreement shall automatically transfer to and vest in any successor trustee under the Trust Agreement in the event of the removal or resignation of the Trustee as trustee thereunder.

29.   DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS

      The parties acknowledge that they have been advised that:

            (a) in the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission ("SEC") under Section 15 of the Securities Exchange Act of 1934 ("1934 Act"), the Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 ("SAPPY") do not protect the other party with respect to any Transaction hereunder;

            (b) in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SAPPY will not provide protection to the other party with respect to any Transaction hereunder; and

            (c) in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation, the Federal Savings and Loan Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable.

BEAR STEARNS HOME EQUITY TRUST 1996-1      FIRSTPLUS FINANCIAL, INC.

By:  State Street Bank and Trust
     Company of California, N.A.,
     as Trustee solely and not
     individually

By  /s/   B. Bateman                       By
   ----------------------------------         --------------------------------
Title  Vice President                      Title
      -------------------------------            -----------------------------
Date  5/13/96                              Date
     --------------------------------           ------------------------------
the Trust Agreement in the event of the removal or resignation of the Trustee as trustee thereunder.

29.  DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS

     The parties acknowledge that they have been advised that:

          (a) in the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission ("SEC") under Section 15 of the Securities Exchange Act of 1934 ("1934 Act"), the Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 ("SAPPY") do not protect the other party with respect to any Transaction hereunder;

          (b) in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SAPPY will not provide protection to the other party with respect to any Transaction hereunder; and

          (c) in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation, the Federal Savings and Loan Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable.


BEAR STEARNS HOME EQUITY TRUST 1996-1          FIRSTPLUS FINANCIAL, INC.

By:  State Street Bank and Trust Company
     of California, N.A., as Trustee
     solely and not individually

By                                             By  /s/ Eric Green
  ----------------------------------             ------------------------------
Title                                          Title  CFO
     -------------------------------                ---------------------------
Date                                           Date   5/10/96
    --------------------------------               ----------------------------

                                                                     EXHIBIT A


                            REQUEST/CONFIRMATION

TO:    FirstPlus Financial, Inc.

       -------------------------------------

       -------------------------------------
       Attention:
                 ---------------------------

FROM:  Bear Stearns Home Equity Trust 1996-1

RE: Request/Confirmation under Master Repurchase Agreement, dated as of May 10, 1996, between Bear Stearns Home
       Equity Trust 1996-1 and FirstPlus Financial, Inc.


Bear Stearns Home Equity Trust 1996-1 ("Buyer") is pleased to confirm your sale and its purchase of the Mortgage Loans described below and listed on the attached Loan Schedule pursuant to the above-referenced Master Repurchase Agreement under the following terms and conditions:

                                                         Additional

ORIG. PRINCIPAL AMOUNT OF MORTGAGE LOANS:                __________

CURRENT PRINCIPAL AMOUNT OF MORTGAGE LOANS:              __________

PURCHASE DATE:                                           __________

REPURCHASE DATE:                                         __________

PURCHASE PRICE:                                          __________

PRICING RATE:                                            __________

MINIMUM REQUIRED MARGIN PERCENTAGE:                      __________

PRICE DIFFERENTIAL DUE DATE:                             __________

Wire transfer instructions of Seller:

          Bank Name:___________________

          ABA No.:_____________________

          Account No.:_________________

          Attention:___________________

          Reference:___________________

The Master Repurchase Agreement is incorporated by reference into this Request/Confirmation and made a part hereof as if it were fully set forth herein. All capitalized terms used herein but not otherwise defined shall have the meanings specified in the Master Repurchase Agreement.

                                       BEAR STEARNS HOME EQUITY TRUST 1996-1

                                       By:  Bear Stearns Mortgage Capital
                                             Corporation, as Agent

                                       BY:
                                             --------------------------------
                                       NAME:
                                             --------------------------------
                                       TITLE:
                                             --------------------------------

                                                                    EXHIBIT B


                        REPRESENTATIONS AND WARRANTIES
                   RELATING TO THE PURCHASED MORTGAGE LOANS


     (a) MORTGAGE LOAN INFORMATION. The information with respect to each Mortgage Loan set forth in the Loan Schedule is true and correct in all material respects as of the date specified in such Loan Schedule.

     (b) DELIVERY OF MORTGAGE LOAN DOCUMENTS. All of the original or certified documentation required to be delivered to the Custodian on or prior to the related Purchase Date or as otherwise provided in this Agreement has or will be so delivered.

     (c) PAYMENTS CURRENT. No scheduled payments on the Mortgage Loans are delinquent eighty-nine (89) days or more based on the terms under which the related Mortgage Loans have been made. Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than Buyer, directly or indirectly, for the payment of any amount required by any Mortgage Loan.

     (d) NO WAIVER OR MODIFICATION. The terms of each Note and Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments reflected in the Custodian's Mortgage Loan File and no provision of any Mortgage or Note has been "whited out" or erased unless such modification has been initialed by each of the parties to the related Mortgage Loan. No instrument of waiver, alteration, modification or assumption has been executed except for the instruments that are part of the Mortgage File and the terms of which are reflected in the Mortgage File.

     (e) NO DEFENSES. No Note or Mortgage is subject to any set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Note or Mortgage, or the exercise of any right thereunder, render such Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and to the best of Seller's knowledge, no such right of rescission, set-off, counterclaim or defense has been asserted in any proceeding or was asserted in any state or federal bankruptcy or insolvency proceeding at the time the related Mortgage Loan was originated.

     (f) COMPLIANCE WITH LAWS. Any and all requirements of any federal, state or local law applicable to each Mortgage Loan have been complied with including, without limitation, all consumer, usury, truth-in-lending, consumer credit protection, equal credit opportunity or disclosure laws applicable to each Mortgage Loan, and with respect to the Title I Mortgage Loans, the FHA Regulations; each Mortgage Loan was originated in compliance with all applicable laws and no fraud or misrepresentation was committed by any Person in connection therewith; any Mortgage Loan originated in the State of Texas, was originated pursuant to Chapter 6 of the Texas Consumer Credit Code.

     (g) NO SATISFACTION OR RELEASE OF LIEN. No Mortgage has been satisfied, canceled, subordinated or rescinded, in whole or in part. No Mortgaged Property has been released from the lien of the related Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission, other than the subordination of the lien of a Mortgage securing a Mortgage Loan (in the case of a Title I Mortgage Loan, as permitted by FHA Regulations), with respect to which a related superior lien was released in connection with the refinancing of the mortgage loan relating to such superior lien.


     (h) VALID LIEN. Each Note is secured by a Mortgage and each Mortgage is or creates a valid, subsisting and enforceable lien on the related Mortgaged Property, including, in the case of a Mortgage securing a property improvement loan, the land and all buildings on the Mortgaged Property.

     (i) VALIDITY OF MORTGAGE LOAN DOCUMENTS. Each Note and each Mortgage is genuine and each is the legal, valid and binding obligation of the related Mortgagor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights in general and by general principles of equity. All parties to each Note and each Mortgage had legal capacity at the time to enter into the related Mortgage Loan and to execute and deliver such Note and Mortgage, and such Note and Mortgage have been duly and properly executed by such parties.

     (j) FULL DISBURSEMENT OF PROCEEDS. The proceeds of each Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, all costs, fees and expenses incurred in making or closing each Mortgage Loan and the recording of the Mortgage were disbursed, the Mortgagor is not entitled to any refund of any amounts paid or due under the Note or any related Mortgage and any and all requirements set forth in the related Mortgage Loan documents have been complied with.

     (k) OWNERSHIP. Immediately prior to the conveyance thereof to Buyer, Seller had good and marketable title to each Mortgage Loan, Note and Mortgage, was the sole owner thereof and had full right to sell each Mortgage Loan, Note and Mortgage to Buyer and upon the conveyance thereof by Seller to Buyer, Buyer became the sole owner of each Mortgage Loan, Note and Mortgage free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

     (l) OWNERSHIP OF MORTGAGED PROPERTY. The related servicer has in its possession a title document with respect to each Mortgage Loan reflecting that title to the related Mortgaged Property is held at least 50% by the Mortgagor under such Mortgage Loan.

     (m) NO DEFAULTS. Except with respect to any delinquent scheduled payment which is not more than eighty-nine (89) days delinquent as of the applicable Purchase Date, there is no default, breach, violation or event of acceleration existing under any Mortgage or any Note and, to the best of Seller's knowledge, there is no event which, with the passage of time or with notice and/or the expiration of any grace or cure period, would constitute such a default, breach, violation or event of acceleration and neither Seller nor its predecessors have waived any such default, breach, violation or event of acceleration, except as set forth in an instrument of waiver, alteration, modification or assumption that is included in the Mortgage File.

     (n) NO CONDEMNATION OR DAMAGE. To the best of Seller's knowledge, the physical condition of each Mortgaged Property has not deteriorated since the date of origination of the related Mortgage Loan (normal wear and tear excepted) and there is no proceeding pending for the total or partial condemnation of any Mortgaged Property.

     (o) MORTGAGE REMEDIES ADEQUATE. Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise, by judicial foreclosure.

     (p) FHA INSURANCE COVERAGE. Each Title I Mortgage Loan is an "FHA Title I property improvement loan" (as such term is defined in 24 C.F.R. Part 201.2) underwritten by the originator thereof in accordance with such originator's then current underwriting guidelines and all FHA requirements for the Title I Program as set forth in the FHA Regulations, and has been or will be reported to and acknowledged by the FHA for FHA Insurance under Seller's Title I contract of insurance. Seller has no knowledge of any event which would invalidate or cancel the FHA Insurance for such Title I Mortgage Loan.

     (q) UNDERWRITING OF CONVENTIONAL MORTGAGE LOANS. Each Conventional Mortgage Loan is either a property improvement and/or debt consolidation loan or a first or junior lien purchase money loan, and has been underwritten by the originator thereof in accordance with such originator's then current underwriting guidelines.

     (r) TERMS OF MORTGAGE LOANS. Each Mortgage Loan is a fixed rate loan; each Note has an original term to maturity of not less than 24 months nor more than 20 years and 32 days from the date of origination; each Note is payable in monthly installments of principal and interest, with interest payable in arrears, and requires a monthly payment which is sufficient to amortize the original principal balance over the original term and to pay interest at the related interest rate borne by the Note; and no Note provides for any extension of the original term.

     (s) SECURITY. No Note is, or has been, secured by any collateral except the lien of the related Mortgage.

     (t) DEED OF TRUST. If a Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves as such and is named in the Mortgage, or a valid substitution of trustee has been recorded or may be recorded and no extraordinary fees or expenses are, or will become, payable by Seller to the trustee under the deed of trust, except in connection with default proceedings and a trustee's sale after default by the related Mortgagor.

     (u) VALUE AND TITLE I INSURABILITY. Except with respect to conditions and circumstances expressly permitted pursuant to the applicable underwriting guidelines, Seller has no knowledge of any conditions or circumstances (that are not reflected in the Mortgage File or in the files of the related servicer) that could reasonably be expected to materially and adversely affect the value of the related Mortgaged Property with respect to any Conventional Mortgage Loan. Further, Seller has no knowledge of any conditions or circumstances that could reasonably be expected to affect the FHA insurability with respect to any Title I Mortgage Loan under the Title I Program.

     (v) TYPES OF MORTGAGE LOANS. Each Mortgage Loan is (i) in respect of (1) a property improvement and/or debt consolidation loan, or (2) a first or junior lien purchase money loan, and (ii) not a loan in respect of the purchase of a manufactured home; provided that each Title I Mortgage Loan is only in respect of a property improvement loan.

     (w) COMPLETION OF IMPROVEMENTS. With respect to all Mortgage Loans (except for such Mortgage Loans as are (i) HELs or (ii) first lien or junior lien purchase money loans, the proceeds of which have been used in part to acquire the related Mortgaged Property), all improvements to be made to each Mortgaged Property with the proceeds of the related Mortgage Loan have been completed and, except as to Mortgage Loans that are such purchase money loans or that were made by the originator thereof directly to the owner of the property being improved, the servicer's file with respect to such Mortgage Loan contains a completion certificate.

     (x) ORIGINATION PRACTICES. The origination practices used by each originator of the Mortgage Loans and servicing and collection practices used by Seller with respect to each Mortgage Loan, and with respect to each Title I Mortgage Loan the refinancing practices, if applicable, have been in all material respects legal, proper, prudent and customary with respect to the loan origination and servicing business as applicable to the respective loan type, including property improvement, home equity and/or debt consolidation loans and, in the case of Title I Mortgage Loans, in compliance with all FHA Regulations.

     (y) SERVICING PRACTICES. Each Mortgage Loan has been serviced in accordance with all applicable laws and, to the best of Seller's knowledge, no fraud or misrepresentation was committed by any Person in connection therewith.

     (z) NO BULK TRANSFER. The sale, transfer, assignment, conveyance and grant of the Notes and the Mortgages by Seller to Buyer were not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

     (aa) RELIEF ACT MATTERS. No Mortgagor has notified Seller, and Seller has no knowledge of any relief requested or allowed to a Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940.

     (bb) SELECTION CRITERIA. The Mortgage Loans were not selected by Seller for sale to Buyer on any basis intended to adversely affect Buyer.

     (cc)  REMIC QUALIFICATION.  With respect to each Mortgage Loan, either:
     (i) the original principal balance of the Mortgage Loan as of the date of origination thereof was less than 125% of the value of the Mortgaged Property attributable to only the real property securing such Mortgage Loan less the amount of all indebtedness secured by such Mortgaged Property which is senior or pari passu with the lien of such Mortgage Loan; or (ii) substantially all of the proceeds of such Mortgage Loan were used to acquire or to improve or protect an interest in real property that, at the date of origination of such Mortgage Loan, was the only security therefor.

     (dd) APPRAISED MORTGAGE LOAN-TO-VALUE. At origination, each Title I Mortgage Loan in excess of $15,000 secured by a Mortgaged Property that was not owner-occupied, had an appraised loan-to-value ratio not in excess of 100%; provided that the FHA Regulations in effect at the time of such origination required an appraisal of the Mortgaged Property.

     (ee) TYPE OF MORTGAGED PROPERTIES. At the time of origination, each Title I Mortgage Loan with a principal balance of $7,500 or greater was secured by a lien on an owner-occupied one- to-four family dwelling.

     (ff) SENIOR LIEN DELINQUENCIES. No lien senior to the lien created by a Mortgage at the time of origination of the related Mortgage Loan was more than 30 days past due.

                                                                     EXHIBIT C

                          OPINION OF COUNSEL TO SELLER

     1.  Seller is duly organized and validly existing as a corporation in
good standing under the laws of the State of         and has power and
authority to enter into and perform its obligations under this Agreement and the Custody Agreement. Seller is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of Seller and its subsidiaries, considered as a whole.

     2. This Agreement and the Custody Agreement have each been duly authorized, executed and delivered by Seller, and each constitutes a valid and legally binding obligation of Seller enforceable against Seller in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles.

     3. No consent, approval, authorization or order of any state or federal court or government agency or body is required to be obtained by Seller for the consummation of the transactions contemplated by this Agreement or the Custody Agreement.

     4. The consummation of any of the transactions contemplated by this Agreement and the Custody Agreement will not conflict with, result in a breach of, or constitute a default under the articles of incorporation or bylaws of Seller or the terms of any indenture or other agreement or instrument known to us to which Seller is party or bound, or any order known to such counsel to be applicable to Seller or any regulations applicable to Seller, of any state or federal court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over Seller.

     5. There is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving Seller or relating to the transaction contemplated by this Agreement or the Custody Agreement which, if adversely determined, would have a material adverse effect on Buyer.

     6. Seller is duly registered as a finance company in each state in which Mortgage Loans were originated, to the extent such registration is required by applicable law.

     7. Each Mortgage Loan will have been endorsed in a manner which satisfies any requirement of endorsement in order to transfer all right, title and interest in and to that Mortgage Loan from Seller to Buyer. Each assignment of Mortgage related to each such Mortgage Loan is in recordable form and is sufficient under applicable law to validly and effectively transfer all right, title and interest of Seller to Buyer. This Agreement together with (a) the delivery of such related Mortgage Loans to Custodian,
(b) the endorsement of such Mortgage Loans to Buyer and (c) the delivery of the assignments of Mortgages related to the Mortgage Loans to the Custodian in recordable form assigning such Mortgages to Buyer, creates a valid, perfected security interest in such Mortgage Loans in favor of Buyer. Such security interest will have the same priority and will be subject to the same security interests and liens as apply to such Mortgage Loans in the hands of Seller.




















                                      C-2